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                                                                   EXHIBIT 10.27

                                 LEASE AGREEMENT

                      P&S DEVELOPMENT AND XCEL CORPORATION

                                 REFERENCE DATE

                              SEPTEMBER 15th, 1990

                              4290 E. Brickell St.
                               Ontario, CA 91761
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                                      LEASE

                                   1. PARTIES

This lease, dated, for reference purposes only, September 15, 1990, is made by and between P&S Development, a California General Partnership (herein called "Lessor") and Xcel Corporation, a New Jersey Corporation (herein called "Lessee").

                                   2. PREMISES

2.1. PREMISES

Lessor hereby leases to the Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of San Bernardino, State of California commonly known as 4290 Brickell Avenue in the City of Ontario and described as those certain premises shown on Exhibit "A" attached hereto and incorporated herein by this reference containing approximately 62,111 square feet of floor space, along with parking indicated on Exhibit "A" herein referred to as "Premises" and personal property shown in Exhibit "B".

2.2. VEHICLE PARKING

Lessee shall be entitled to 155 vehicle parking spaces, assigned and shown on Exhibit "A".

         2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, or parked in areas other than those designated by Lessor for such activities.

         2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2 of this Lease, then Lessor shall have the right, with reasonable notice and allowing rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to the responsible party.

         2.2.3 The gated truck yard will be shared with other tenants. Landlord will have final decision process in determining any disputes as to security of gates or storage of equipment.


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                                     3. TERM

3.1. INITIAL TERM

The initial term of the Lease shall be for a period of six (6) months ("Initial Term") following the Lease Commencement Date as defined herein. The Lease and rental payments, as referenced herein below, shall commence on September 15, 1990 ("Commencement Date").

3.2 OPTION TERM

If Lessee is not in material breach of any material Lease provision, Lessee shall have the right to extend the initial term of the lease, upon meeting the conditions of each extension, for one Option Term ("Option Term(s)") of four years six months and three successive Option Terms of five years defined as follows:

         A. First Option Term: The first option shall also be conditional upon Lessor's review and approval of Lessee's financial statements dated as of a date following Lessee's contemplated restructuring with Becton Dickinson & Company audited by a Certified Public Accountant ("Financial Statements"). If and only if, Lessor approves the Financial Statements and Lessee is not in material breach of any other lease covenant, condition and/or restriction, Lessee shall have the right ("First Option") to extend the Initial Term of the Lease for a period of four (4) years and six (6) months. Lessee shall deliver the Financial Statements to Lessor no later than 15 days prior to the end of the Initial Term. P&S will not seek other tenants during the Initial Term of the Lease and Lessor will not disapprove Lessee financial statements based on a comparison of other possible (prospective) tenants, but only on Lessor's evaluation (in his sole discretion) of the Lessee's ability to make future rent payments. If Lessor does not approve the Lessee's financial statements, Lessor will provide Lessee an additional 90 days to vacate the Premises under terms of Section 23 of this Lease.

         B. Additional Option Term: If Lessee is not in material breach of any lease covenant, condition and/or restrictions during any of the Option Terms and if Lessee exercises its First Option, Lessee shall be entitled to three successive option periods five (5) years each ("Additional Option Terms") upon meeting all conditions required by Lease.


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                                     4. RENT

4.1. BASE RENT

Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the 15th day of each month of the term hereof, monthly payments in advance of $19,785.50. Rent for the initial lease term is $118,713.00. Lessee shall pay Lessor upon execution hereof $19,785.50 as Base Rent for the first months rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing. Rent is based on $.35 per square foot with an estimated square footage of 56,530 square feet.

Tenant will have the right to use 62,111 square feet as shown as Exhibit "A". Lessee will only pay for 56,530 square feet. Lessor has the right, throughout the term of the Lease, to wall off, at Lessor's sole cost and expense, and use additional space for other tenants as long as the Lessor does not take over more than 6,000 square feet or more than 3 roll up doors (as shown on Exhibit "A"). Square footage and doors taken by Landlord will be adjacent to the common demising wall. Lessee will pay a base rent of $0.35 per square foot for 62,111 square feet beginning in month seven (7) if the first option is taken. The 62,111 square feet will be adjusted for any square footage taken by Lessor for other tenants which will reduce Lessee's base rent, total rent, additional rent and operating expense by a proportionate amount.

         4.1.1. Additional Rent: If the first option is exercised, the Base Rent shall be increased by an amount equal to $.01 per square foot multiplied by the area of the Demised Premises upon the expiration of the first, second, third and fourth years following the Commencement Date, (September 15, 1990), the base rent plus the additional rent, mentioned in this paragraph, shall be titled Total Rent ("Total Rent");

         4.1.2. Additional Option Term: Except with respect to Lessee's exercise of the first option, upon Lessee's exercise of the second, third or fourth option to extend the Lease, the new Total Rent per month shall equal to the greater of:

         i. The previous fiscal months Total Rent adjusted for cost of living as stated in Section 4.1.3.A; or

         ii. The current market rent ("Market Rent") per square foot for similar facilities multiplied by the area of the Demised Premises. There will be no adjustments for current market rents for the initial option period (First Option Term).


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                  To evaluate comparable rents Lessor and Lessee will, at least
                  100 days prior to the commencement of another option term, choose a reputable local broker who is familiar with the California Commerce Center to provide their estimate of market rents for the subject property. In the event that the Lessor and the Lessee cannot agree on a mutual broker for the purpose of determining the current fair market rental for the upcoming option at least 90 days prior to the expiration of the current term, then the Lessor and the Lessee shall each appoint a broker within 5 days thereafter with the expectation that both brokers shall attempt to mutually agree on fair current market rent for the upcoming option period. In the event that the designated brokers cannot arrive at such fair current market rent within 15 days of their appointment, then each of these brokers must mutually select a third broker for the purpose of making this determination. The determination of the three brokers will be binding and conclusive evidence on the Lessor and the Lessee as to fair current market rent for the upcoming option period. If there is a cost for any broker's evaluation both parties will pay one-half the cost.

         4.1.3. Cost of Living Increases: The Total Rent, Base Rent plus the Additional Rent, shall be increased upon the following basis (operating expenses are not part of the cost of living adjustments):

         A. Initial Term and First Option Term: During the Initial Term of the Lease, if the First Option is initiated, the Total Rent shall be prospectively increased by the Consumer Price Index at the end of every successive 18 month period from the Commencement Date in an amount not less than 4% per annum and not greater than 8% per annum multiplied by the Total Rent. (For example, the monthly Total Rent for month 19 shall be equal to a minimum of 106% (for each of the next 18 months) and a maximum of 112% (for each of the next 18 months) of the previous monthly Total Rent.);

         B. Additional Option Term: During any Additional Option Term, of the Lease the Total Rent shall be increased prospectively, in addition to that shown in Section 4.1.2, by the Consumer Price Index at the end of every successive 24 month period after the Additional Option Term starts in an amount not less than 4% per annum and not greater than 8% per annum multiplied by the Total Rent, on a prorata basis. (For example, the monthly Total Rent for month 25 of any Additional Option Term shall be equal to a minimum of 108% and a maximum of 116% of the previous monthly Total Rent.).


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4.2. OPERATING EXPENSES

Lessee shall pay to Lessor during the term hereof, in addition to the Total Rent, as hereinafter defined, all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions. These expenses will be due and payable even during times in which Total Rents may be deferred. Lessee will not be responsible for the payment of any interest or principal on any mortgage debt incurred by the Lessor in connection with the mortgage of the premises:

         a) "Operating Expenses" is defined for purposes for this Lease as all reasonable and necessary costs incurred by Lessor, if any, for:

                  i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                           aa)      The parking areas, loading and unloading
areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas (to include both on-site landscape areas as well as those street landscape areas maintained by the California Commerce Center), striping, bumpers, irrigation systems, parking lot exterior lighting, facilities signs, windows, doors, roof, glass, air conditioning maintenance, fences and gates. Lessee is only responsible for the repair and maintenance of items for normal wear and tear. Lessee will not be responsible for items of a structural nature that break or need repair unless Lessee was the cause for the repair requirement. (Items considered structural in nature, which are the responsibility of the Lessor, are defined as follows: Any walls existing at the time of the signing of the Lease, excluding walls erected by Lessee; Any footings, foundations, or concrete ground floor; the second floor supports; roof supports, beams, columns required for the structural integrity of the roof or lateral support for the building (excluding roof coverings for weather barrier); Shear/demising walls, window openings and frames (other than breakage); Door frames (excluding door repair). Reserves will be collected monthly for the replacement of asphalt, paint, roof coverings, air conditioning units, landscaping and other items which will wear or need replacements over a period of time. Items which can be handled by the Lessee directly, will be contracted by the Lessee to a third party at Lessor's request. This request can include those items mentioned in paragraphs aa), bb) and cc) of this section:

                           bb)      Trash disposal services (Trash containers
and disposal services may be allocated and billed to each tenant in a manner deemed reasonable by the lessor);


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                           cc)      Any other reasonable and necessary service
to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

                  (ii) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under Section 7 hereof;

                  (iii) The amount of the real and personal property tax to be paid by Lessor under Section 8 hereof;

                  iv) The cost of water, gas and electricity or other utilities used on the premises, if not directly metered and assigned to a particular tenant;

                  v)       Property Management;

                  vi)      Association Fees;

         b) The inclusion of the improvements, facilities and services set forth in Section 8 and the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the premises already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same.

         c) Lessor shall estimate Lessee's annual Operating Expenses, and Lessee shall pay for Operating Expenses monthly on the same day of each month as the payment of the Total Rent. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's actual operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2 during said preceding year exceed Lessee's costs as indicated on said statement, Lessee shall be entitled to a refund of any excess payment in the amount of such overpayment as a credit toward rent. If Lessee's payments under this paragraph during said preceding year were less than Lessee's cost as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

Notwithstanding the above provisions, Lessor hereby agrees to defer reserves for Non-structural Items (shown in 4.2.1) during the Initial Term of the Lease (six
(6) months). If and only if the First Option is initiated will the Lessee make up the deferred reserves for Non-Structural Items. If the First Option is initiated then the Lessee will make six (6) monthly payments (starting with the 7th month from the Commencement Date of the


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Lease) equal to the amounts deferred for the initial six (6) month term of the
Lease. These payments will be in addition to any and all other payments required by this Lease.

         4.2.1. Lessor currently estimates, for the upcoming year of operation, but does not guarantee, the following annual Operation Expenses on the Subject Property to equal approximately:

                                                     ENTIRE BUILDING ANNUAL COST
                                                     ---------------------------
Real Estate Taxes                                                       $ 60,163
California commerce Association Dues
         for Street Landscape Maintenance                                  3,060
Insurance                                                                 12,750
Parking Lot Sweeping                                                       2,400
Landscaping on Site                                                        6,000
Common Utilities                                                           6,000
Maintenance                                                                6,000
Reserves for Non-Structural Items                                         25,000
                                                                        --------
                                                                        $121,373

Property Management expenses shall be equal to 5% of the Gross Income. Gross income is defined as all moneys collected for Total Rents and Operating Expenses by the Lessor from the Lessee. Utilities and common expenses shall be billed for the estimated amount utilized or proportioned.

Lessee shall be responsible to pay for their prorata share of Operating Expenses where their prorata percentage shall equal the dividend of the area of the Demised Premises divided by the area of the Total Leasable area of the Subject Property (Approximately: 59.7% = 56,530 / 94,698) If the first option is taken, then the common area expense will increase to 65.6% = 62,111 / 94,698, where 94,698 is the square footage of rentable space for the total building. If the total rentable space either increases or decreases, then the common area expenses will adjusted to reflect the change;

         4.2.2. Deferred Rent: The rent for the second month ("Deferred Rent") of the Initial Term shall be due October 15, 1990. Lessee shall have the right to:

                  A. Pay the rent when due or,

                  B. Pay one-half of the Deferred Rent on November 15, 1990 and the remaining one-half on December 15, 1990. This shall be in addition to the Total Rent due and payable for November and December, 1990 and any other charges.

         4.2.3. Estimated Last Months Rent: An amount equal to $26,000.00, Twenty Six Thousand Dollars and No Cents ("Estimated Last Months Rent"), shall be due upon the signing of the Lease, however, Lessee shall have the right to pay the Estimated Last


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Months Rent in two equal installments on January 15, 1991 and February 15, 1991 in addition to normal rents and other charges due. The Estimated Last Months rent shall apply toward the last months rent of any Lease Term. In the event the actual last months rent is less or more than the Estimated Last Months rent, the difference shall either be paid by Lessee or credited to Lessee, respectively, at the beginning of the last month of the Lease Term;

         4.2.4. Security Deposit: A deposit of $25,000.00, Twenty Five Thousand Dollars and No Cents ("Security Deposit"), shall be due upon signing of the Lease as a Security Deposit; however Lessee shall have the right to pay the security Deposit in two equal installments on March 15, 1991 and April 15, 1991, in addition to the Total Rent for those months and any other charges. Simple Interest, payable to Lessee shall accrue on the Security Deposit at a rate equal to Bank of Americas six (6) 'month Certificate of Deposit rate for that period of time;

         4.2.5. Additional Financing: In the event that Lessee receives financing from any entity ("Loan Proceeds"), Lessee shall pay the Deferred Rent, Security Deposit, and/or Estimated Last Months Rent, upon the earlier of the funding of the Loan Proceeds or the due date for the same, Lessee will have the right to use the first $400,000.00 to cover Lessee's moving expenses;

         4.2.6. Warrants: Lessee shall grant to Lessor stock warrants for the right to buy 30,000 shares of Lessee's common stock at a exercise price of $5.00 per share (Warrants), for terms and conditions as shown in Exhibit "F" as consideration for Lessor agreeing to Lease the Demised Premises to Lessee. The Warrants shall be exchangeable for warrants or options in the new entity if Lessee merges with Scientific Imaging Instruments or any other third party. The Warrants are an inducement to Lessor to consider leasing the Demised Premises to Lessee and in no manner shall be considered payment for any rent, expense or deposit nor will Lessor consider conversion of the Warrants in payment for the same. In the event that Lessee does not consummate the transaction contemplated in this Lease Proposal, Lessor shall not be entitled to receive any Warrants;


                                     5. USE

5.1. USE

The Premises shall be used and occupied only for the manufacturing and distribution of electrical components and for such other legal uses not inconsistent with the present character and use of the premises or any other use which is reasonably comparable.


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5.2. CONDITIONS OF PREMISES

         a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating con dition on the Lease commencement date. Lessor also warrants that the premises is in structurally sound condition for the Lessee's intended uses throughout the term of the Lease.

         In the event that it is determined that a non-structural warranty, contained in Section 5.2a), has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within One Hundred and Twenty (120) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder.

         b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessor agrees to indemnify and hold harmless the Lessee from and against any and all claims, damages or liabilities (whether or not caused by negligence), including civil or criminal fines, arising out of or relating to any environmental contamination of the premises or failure of the premises to comply with any applicable federal, state or local environmental law or regulation or ordinance other than contamination or failure to comply caused solely by the actions of Lessee.


                      6. MAINTENANCE, REPAIRS, ALTERATIONS

6.1-1. LESSEE OBLIGATIONS

         a) Subject to the provisions of paragraph 5 (Use), Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems, electrical and lighting facilities and equipment within the Premises, fixtures, interior surfaces of exterior walls, door operation and plate glass along with the personal property indicated on Exhibit "B". Lessee will also be responsible for any damage they cause to structural items normally covered by Landlord as shown in Section 4.2 a) i) aa).


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         b) If Lessee fails to perform Lessee's obligations under this paragraph
6. 1 or under any other paragraph of this Lease, Lessor may enter upon the Premises (ten (10) days prior written notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and to bill Lessee together with Lessee's next Rent installment.

         c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear acts of the elements accepted, clean and free of debris. Lessee shall repair any damage to the Premises or personal property occasioned by the installment or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, permanently installed space heaters, air conditioning, personal property shown on Exhibit "B", plumbing and fencing on the Premises in good operating condition.

6.1.2.  LESSOR'S OBLIGATIONS

         Lessor will be responsible for the repair of any structural component of the building throughout the term of the Lease (to include options). Lessor is obligated to maintain the structural integrity of the premises and to make any repairs to those items that are structural unless said repairs were required due to the Lessee's act or omission.

6.2. ALTERATIONS AND ADDITIONS

         a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements or additions on or about the Premises including nonstructural alterations to the Premises. In any event, Lessee shall not make change or alteration to the exterior of the Premises. Lessor may require at Lessors option that Lessee remove any or all of said improvements, additions or utility installations at the expiration of the term and restore the Premises to their prior condition.

         b) Any alterations, improvements or additions in or about the Premises that Lessee shall desire to make will require the Lessee to acquire a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner. Lessor's consent shall not be unreasonably withheld or unduly delayed. Lessee will post appropriate notices to insure Lessor is not liable of any costs and Lessee will provide insurance naming Lessor as additional insured, prior to construction a list of subcontractors will be provided to Lessor.


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         c) The Lessee agrees that it will not permit any mechanics or other liens to stand against the Premises for work or material furnished Lessee; provided, however, that Lessee shall have the right to contest the validity of any lien or claim. The Lessee shall immediately pay any judgment rendered against it with all proper costs and charges and shall have said lien released without cost to the Lessor.

         d) At the expiration of this Lease or any extension thereof, Lessee will not remove any property comprising such alteration or change made at Lessee's expense. Lessor has the option to require Lessee to remove any or all improvements. Lessee shall repair any physical damage to the Premises occa-sioned by the removal thereof. Any and all permanent fixtures, lighting, partitions, unit heaters, air conditioners, drinking fountains which Lessee may install within or upon the Premises shall remain the personal property of the Lessor and shall in no way be considered attached to or a part of the realty.

         e) Upon installation of any permanent improvements mentioned in this section all such permanent improvements become the property of the Lessor unless the above mentioned option to remove said permanent improvements is invoked by Lessor and said improvements will not be liened or attached by Lessee's creditors or lenders.

6.3. PERSONAL PROPERTY

Lessor agrees to leave for lessee's use, items shown on Exhibit "B". All items are to remain on the premises. All items will continue to be owned by the Lessor. Lessee agrees to maintain all items, at Lessee's expense, in good working condition and will insure that all equipment, at the termination of the Lease, remains in good working order with only normal wear and tear. Lessor is not responsible for any cost that Lessee incurs for the hook up, installation or change of phone number required by Lessee.

6.4. TENANT IMPROVEMENTS BY LESSOR

Lessor will not be making any Tenant improvements to the building for Lessee. All improvements required by Lessee will be accomplished by Lessee at Lessee's expense in accordance to terms mentioned in this Lease, to include any electrical change.

Lessee will not use more than 600 amps of the existing approximate 1,200 amp system. Lessor may, at his option and expense, adjust the Lessee's electrical system and electrical room to accommodate future tenants in the unoccupied section of the building while allowing 600 amps to Lessee. Until Lessor requires additional amperage, Lessee may use greater than 600 amps.


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Upon Lessor's request, Lessee will relinquish the use of any amperage above 600 amps in order for the Lessor to use such electrical power for other tenants.
The expense in making modifications to the electrical panel, in order release to the Landlord additional amperage, will be paid by the Lessee, if such changes were caused by modifications to the electrical panel by the Lessee in order to obtain the additional amperage.

Lessor may access up to three (3) loading docks and maneuvering area, as shown in Exhibit "A" (Future Deletion Area) for future tenant use. Lessor will pay for walling off the newly acquired area and securing same. The maximum floor space taken will be 6,000 square feet. Any floor area taken will reduce Lessee's Base and Total Rent, and operating expense by a proportionate amount.

                             7. INSURANCE; INDEMNITY

7.1. INSURANCE

Lessee covenants and agrees to maintain at Lessee's expense, during the term of this Lease, or any renewal thereof general liability insurance with comprehensive public liability and property damage coverage with not less than $3,000,000.00 combined single limit for both bodily injury and property damage.

7.2. LIABILITY INSURANCE - LESSOR

Lessor shall obtain and keep in force (to be billed to Lessee) during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the premises in an amount not less than $3,000,000.00 combined single limits.

7.3. PROPERTY INSURANCE

Lessor shall obtain and keep in force (to be billed to Lessee) during the term of this Lease a policy or policies of insurance covering loss or damage to the premises improvements, but not Lessee's personal property, fixtures, equipment, personal property listed on Exhibit "B" and tenant improvements, in an amount not to exceed the full replacement value thereof, providing against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood, earthquake, water damage to include water damage due to fire sprinklers, smoke damage, special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance and such other reasonable and necessary insurance. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance with loss payable to Lessor, which insurance shall also cover all Operating


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Expenses for said loss the deductible amount under the casualty insurance policies relating to the Premises shall be paid by Lessor, unless said loss is the result of Lessee's negligent acts.

7.4. PAYMENT OF PREMIUM INCREASES

         a) Insurance Escalation. The Lessee shall pay, as additional rent, the cost of any increase in the premium if the increase is due to hazards caused by Lessee. The Lessee will pay for said increase for the whole building and not just Lessee's percentage of building.

7.5. INSURANCE POLICIES

         a) Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 7.1 or certificates evidencing the existence and amounts of such insurance prior to the commencement date of this Lease. Any change, cancellation or reduction of insurance coverage that will affect the obligations of Lessee hereunder shall not occur until after reasonable notice of Lessor.

         b) Lessee or Lessor has the right to terminate the Lease if the Lessee's Premises is damaged more than 50% and Lessor does not repair all damages, to the Lessee's Premises, within 45 days from the day of the occurrence.

7.6.  WAIVER OF SUBROGATION

Lessee and Lessor on behalf of themselves, and their respective insurers, hereby release and relieve the other, and waive their entire right of recovery against the other, for any loss or damage arising out of or incident to the perils required to be insured against under Section 7.3 of this Lease Agreement, whether to their respective property or its contents, which perils occur in, on or about the Premises or whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessor and Lessee shall give notice to the insurance carrier or carriers that the foregoing mutual Waiver of subrogation is contained in this Lease Agreement and shall obtain endorsements waiving any right of subrogation which the insurer may otherwise have against the noninsuring party.

7.7. INDEMNITY

         a) Lessee agrees to indemnify and hold harmless Lessor throughout the term of this Lease from and against any and all cost and property negligent liability for injury to persons or for damage to in, on or about the Premises, arising out of any acts or omissions of the Lessee, its agents, contrac-tors, employees or invitees. Lessee will insure Lessor will be named as additionally insured for all insurance policies. Lessee will hold Lessor harmless for damages caused by shared fire sprinkler system. Lessee will not be responsible for structural repairs that the Lessor would otherwise be liable for under paragraph 6.1.2.

         b) Lessor indemnifies Lessee for any and all costs and liability for injury to persons or for damage to property, in, on or about the Premises, arising out of any negligent acts or omissions or willful acts of the Lessor, its agents, contractors or employees or invitees. Additionally, Lessee will not be responsible for the willful acts or negligence of other tenants.

                       8. REAL AND PERSONAL PROPERTY TAXES

8.1. PAYMENT OF TAXES

         a) Lessor shall pay the real and personal property tax, as defined in paragraph 8.3 and 8.4, applicable to the premises subject to reimbursement by Lessee of such taxes in accordance with the provisions of paragraph 4.2. Notwithstanding provisions in this section, Lessee will not be liable for taxes due to increases caused by other tenants for improvements which the other tenant installed. Lessee will only be liable for their proportionate share of taxes based on their percentage of building as shown on paragraph 4.2.1. along with any increase in taxes due to Lessee's tenant improvements.

         b) Provided the first option is initiated, for the four year period from September 15, 1990 until September 14, 1994, the Lessee's proportionate share of real property taxes will not in crease more than the greater of $10,000.00 or 25% of Lessee's proportionate share of the total property tax bill increase.

8.2. ADDITIONAL IMPROVEMENTS

Lessee shall be responsible for paying increases in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the premises. Lessee shall also pay to Lessor at the time that Operating Expenses are payable under Section 4 the entirety of tax and of any increase in real property tax if assessed for reasons of additional improvements.

8.3. DEFINITION OF "REAL PROPERTY TAX"

As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the premises or any por-tion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the premises or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge:

                  i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax", or

                  ii) the nature of which was hereinbefore included within the definition, of "real property tax", or

                  iii) which is imposed for a service or right to be put in the future for tract improvements, or

                  iv) which is imposed as a result of a transfer, whether partial or total, of Lessor's interest in the premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer or for the refinancing of property loans, or

                  v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

8.4. PERSONAL PROPERTY TAXES

         a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere and on personal property of Lessor's as shown on Exhibit "B". When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

         b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

8.5. UTILITIES

Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. Where services cannot be separately metered Lessor will charge Lessee for their appropriate expense.

                          9. ASSIGNMENT AND SUBLETTING

9.1. LESSOR'S CONSENT REQUIRED

Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee.

9.2. LESSEE AFFILIATE

Notwithstanding the provisions of paragraph 9.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate", provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

9.3. TERMS AND CONDITIONS OF ASSIGNMENT

Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Proportionate Share of operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph or this Lease. Consent to one assignment shall not be deemed con-sent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such actions shall not relieve Lessee of liability under this Lease.

9.4. TERMS AND CONDITIONS APPLICABLE TO SUBLETTING

Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

         a) Notwithstanding the provisions of paragraph 9.1, no sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

         b) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

         c) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

         d) In the event of any default under this Lease, Lessor or Lessee may proceed directly against the other, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting remedies against any other person or entity responsible therefor to the other or any security held by Lessor or Lessee provided reasonable notice is given from one party to the other.

         e) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to that of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

         f) Each and every consent required of Lessor under this Lease shall also require the consent of Sublessor under any Sublease.

         g) Notwithstanding the provisions of paragraph 14 no sublease shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

         h) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

         i) With respect to any subletting to which Lessor has consented, Lessor agreed to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cued by the sublessee.

                              10. DEFAULT; REMEDIES

10.1.  DEFAULT

The occurrence of any one or more or the following events shall constitute a material default of this Lease by Lessee:

         a) The abandonment of the Premises by Lessee.

         b) The failure by lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of twenty (20) days after written notice thereof from lessor to Lessee.

         c) Except as otherwise provided in this Lease, the failure by Lessee to observe and perform any of the covenants conditions and provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute and sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

         d) i) The making of Lessee of any general arrangement or general assignment for the benefit of creditors;

                  ii) Lessee becomes a "debtor" as defined in 11 U.S.C.
Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days);

                  iii) The appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or

                  iv) The attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 10.1(d) is contrary to any applicable law, such provision shall be of no force or effect. No lien by creditors of Lessee will have the right to attach those items mentioned in
Section 6 and personal property shown on Exhibit "B".

         e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any subtenant of Lessee's obligation hereunder, was materially false.

10.2.  REMEDIES

In the event of any such material default by Lessee, Lessor may at any time thereafter, with reasonable notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

         a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonable avoided.

         b) Maintain Lessee's right to possession in which case have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

10.3. LATE CHARGE

Lessee hereby acknowledges that late payment by Lessee to Lessor of Total Rent, Lessee's Proportionate Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be ex tremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Total Rent, Operating Expenses, or any other sum from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due and said amount remains unpaid ten (10) days subsequent to Lessor giving notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

                                11. CONDEMNATION

If all or such portion of the Premises or the building, of which the Premises are a part of, is brought into a condemnation proceeding, and renders the Premises substantially unusable, in the Lessor's judgment, if the uses stated in
Section 5 when taken by eminent domain, Lessor, at its option, may terminate this lease by serving upon Lessee a written notice of its intention so to do within thirty (30) days after the condemnation judgment shall be entered, or title is conveyed to the condemning authority. Upon such termination the rent shall be apportioned to the termination date and the unearned rent paid in advance shall be refunded to Tenant.

If a portion of the Premises is taken by eminent domain, but such taking does not render the remainder of the Premises substantially unusable, in Landlord's judgment, for the uses stated in Section 5 hereof, this lease shall continue in effect, but a just proportion of the rent shall abate during the remainder of the term. If the partial taking is more than 10% of the Lease premises, then the Lessee will have the right to terminate the Lease. If Lessee terminates the Lease, notwithstanding anything to the contrary herein contained, Lessee shall be entitled to the part of the condemnation award attributable to the loss of leasable value, diminution or loss of trade fixtures and relocation expenses.

In the event of any total or partial taking, Lessee shall have the right to prosecute such claim as Lessee may have under the law against authorities and to recover such award as Lessee may be independently entitled to, or to share in the award if under the law only one award is made; and in the latter event if Lessor fails or refuses to institute or prosecute the necessary action, jointly in the name of Lessee and Lessor if legally necessary.

                                12. BROKER'S FEE

Lessor and Lessee together with Coldwell Banker and William C. Johnson and Associates agree that previous listing agreements and commission schedules have been modified, as to this lease, with terms and conditions shown on Exhibit "G".

                 13. ESTOPPEL CERTIFICATE - FINANCIAL STATEMENTS

         a) Lessee (as "responding party") shall at any time upon no less that ten (10) days' prior written notice from the Lessor ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing:

                  i) certifying that this Lease is modified and in full force and effect (or, if mailed, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any;

                  ii) acknowledging that there are not, to the respond ing party's knowledge, any incurred defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises or of the business of the requesting party; and

                  iii) a certified financial statement verifying the credit worthiness of the tenant for refinance lender or potential purchaser.

         b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that:

                  i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, and

                  ii) there are no incurred defaults in the requesting party's performance, and

                  iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

                             14. LESSOR'S LIABILITY

The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership. Lessee has the legal right to pursue action against the Landlord for matters that relate to the Landlord's ownership of the property during his holding, even after the Landlord sells the property.

                                15. SEVERABILITY

The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

                      16. INTEREST ON PAST-DUE OBLIGATIONS

Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law (but in no case higher than 2 points over Bank of America prime, or if Bank of America is not in existence no more than 2 points over the prime rate established by a nationally recognized bank) from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided however, that interest shall not be payable on the Late Charges incurred by Lessee under provisions in Section 10-3.

                               17. TIME OF ESSENCE

Time is of the essence with respect to the obligations to be performed under this Lease.

                               18. ADDITIONAL RENT

All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Operating Expenses, insurance and tax expenses payable shall be deemed to be rent.

                19. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

                                   20. NOTICES

Any notices or demands to be served upon the Lessor hereunder shall be in writing and shall be deposited in the United States mail, sent certified or registered, return receipt requested, addressed to:

To Lessee:                 XCEL CORPORATION
                           4290 East Brickell St.
                           Ontario, CA 91762

To Lessee                  ST. JOHN, OBERDORF, WILLIAMS,
Council:                   EDINGTON & CURTIN
                           Attorneys at Law
                           One Gateway Center
                           Newark, New Jersey 07102-5311
                           Attn: Thomas P. Gallagher

To Lessor:                 P&S DEVELOPMENT
                           4420 East Miraloma Avenue
                           Suite M
                           Anaheim, CA 92807

                                   21. WAIVERS

No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent to accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

                                  22. RECORDING

Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

                                23. HOLDING OVER

If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options, if any granted under the terms of this Lease shall be deemed terminated and be no further effect during said month to month tenancy. Upon notification by Lessee or Lessor that the first option will not be activated, Lessee will have an additional 90 days, from the expiration of the first six (6) month term of the Lease, to vacate the premises.

                             24. CUMULATIVE REMEDIES

No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                          25. COVENANTS AND CONDITIONS

Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

                        26. BINDING EFFECT; CHOICE OF LAW

Subject to any provision hereof restricting assignment or subletting by Lessee, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the premises is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the premises is located.

                                27. SUBORDINATION

         a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgage, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         b) Lessee agrees to execute any documents required to effectuate an atonement, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, Lessee's failure to execute such documents within thirty (30) days after written demand shall constitute a material default by Lessee.

         c) Landlord will use its good faith efforts in attempting to obtain non-disturbance agreements from any current mortgage holder.

                               28. ATTORNEY'S FEES

If either party named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

                               29. LESSOR'S ACCESS

Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times during Lessee's normal business hours for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such al terations, repairs, improvements or additions to the Premises as may be necessary. Lessor will provide to Lessee written notice at least five (5) days prior to entry indicating the date in which Lessor will be entering the premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

                                  30. AUCTIONS

Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

                                    31. SIGNS

Lessee may place suitable signs on the leased premises for the purpose of indicating the nature of the business carried on by Lessee in said Premises; provided, however, that such signs shall be in keeping with other signs in the district where the leased Premises are located; and provided further, that the location and size of such signs shall be approved by Lessor prior to erection, and shall not damage the leased Premises in any manner. Sign permits will be obtained from appropriate governmental agency. Con sideration must be given to City Sign Code requirements for addi tional signage for other tenant.

                                   32. MERGER

The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

                                  33. CONSENTS

Except for paragraph 32 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be reasonably withheld or delayed.

                                  34. GUARANTOR

In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

                              35. QUIET POSSESSION

Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder along with Exhibit "C" (Covenant, Conditions and Restrictions) and "D" (Rules and Regulations), Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding on ownership interest in the Property.

                                   36. OPTIONS

36.1. DEFINITIONS

As used in this paragraph the word "Option" HAS the following meaning:
The right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor.

36.2. OPTIONS

The Options, if any, herein granted to Lessee are not assignable separate and apart from assignment or sublease of this Lease, nor may any Option be separated from this Lease in any manner.

36.3. MULTIPLE OPTIONS

In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

36.4. EFFECT OF DEFAULT ON OPTIONS

         a) Lessee shall have no right to exercise an option, notwithstanding any provision in the grant of Option to the contrary,

                  i) during the time commencing from the date Lessor gives Lessee a notice of default pursuant to Section 10 and continuing until the noncompliance alleged in said notice of default is cured, or

                  ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or

                  iii) at any time after an event of default described in paragraphs 10.1(a), 10.1(d), or 10.1(e) (Lessor to give notice of such default to Lessee), or

                  iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 10.1(b), or paragraph 10.1(c) , whether or not defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject option.


         b) The period of time within which an option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an option because of the provisions of paragraph 36.5.


         c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease,

                  i) Lessee fails to pay to Lessor a monetary obligation of lessee for a period of thirty (30) days after such obligation becomes due (Lessor to give notice thereof to Lessee), or

                  ii) Lessee fails to commence to cure a default specified in paragraph 10.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or

                  iii) Lessee commits a default described in paragraph 10.1(a), 10.1(d) or 10.1(e) (Lessor to give notice of such default to Lessee), or

                  iv) Lessor gives to Lessee three (3) or more notices of default under paragraph 12.1(b), or paragraph 12.1(c), whether or not the defaults are cured.

36.5. OPTIONS TO EXTEND

         a) Lessee shall have an option to extend the term of this Lease following the termination of the initial term for the periods shown in Section 3.2.

         b) Lessee shall give to Lessor, and Lessor shall receive written notice of the exercise ("Notice of Exercise") of the option to extend the lease no later than ninety (90) days prior to the expiration of the Lease Term for the first option and 180 days for all other options. If the Notice of Exercise is not so given and received, the option shall automatically expire.

         c) Lessee shall not be in default on the date Lessor receives the Notice of Exercise and on the first day of the Extension Term.

36.6.  BASE RENT INCREASES DURING LEASE AND OPTION PERIODS

The minimum monthly rent shall be adjusted upward, but never downward. Adjustments will be made on dates shown in Section 4 according to the following computation:

         a) The base for computing the initial adjustment is the index figure for the month of June 1990 (the index date), shown in the Consumer Price Index For All Urban Consumers, Los Angeles-Long Beach, Anaheim, Metropolitan Area, all Items, based on the period 1982-1984 = 100 as published by the Bureau of Labor Statistics of the U. S. Department of Labor, regardless of whether said index figure for said month has yet been published as of the date of this Lease; when published said index figure for the index date shall be and is called the "base figure" hereafter. The Total Rent (the "Comparison Total Rent") in effect immediately before each Rental Adjustment Date shall be increased by the percentage that the Index has increased from the date (the "Comparison Date") on which payment of the Comparison Total Rent began or the date of the last adjustment, through the month which is three (3) months prior to the applicable Rental Adjustment Date. The Total Rent shall not be reduced by reason of such computation. Landlord shall notify Tenant of each increase by a written statement which shall include the Index for the applicable Comparison Date, the Index for the applicable Rental Adjustment Date, the percentage increase between those two Indices, and the new Total Rent. Any increase in the Total Rent provided for in this Section 36.6 shall be subject to any minimum or maximum increase, as provided for in Paragraph 4.1.3 a).

         b) Tenant shall pay the new Total Rent from the applicable Rental Adjustment Date until the next Rental Adjustment Date. Landlord's notice may be given after the applicable Rental Adjustment Date of the increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlords notice of such increase within ten (10) days after Landlord's notice. If the format or components of the Index are materially changed after the Commencement Date, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date. The substitute index shall be used to calculated the increase in the Total Rent unless Tenant objects to such index in writing within fifteen (15) days after receipt of Landlord's notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with the rules and regulations of the American Arbitration Association at its office closest to the Property. The costs of arbitration shall be borne equally by Landlord and Tenant.

         c) Minimum and maximum cost of living increases are shown in Section 4.

36.7.  SECURITY MEASURES

Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties.

36.8.  EASEMENTS

Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee. Easements may include ingress and egress for neighboring property for fire protection and ingress and egress for rail services. Parking may be reduced to accomplish this.

36.9.  PERFORMANCE UNDER PROTEST

If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provision hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

36.10.  AUTHORITY

If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

36.11.  OFFER

Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

Lessor and Lessee have carefully read and reviewed this Lease all Exhibits to include Exhibits "C" (Covenants, Conditions and Restrictions) and Exhibit "D" (Rules and Regulations) and each term and provision contained herein and, by execution of this Lease, show their informed and voluntary consent thereof and as sure Lessor Lessee's compliance to Covenant, Conditions and Restrictions and Rule and Regulations shown in Exhibits "C" and "D".

The parties hereby agree that, at the time this Lease is executed, the terms of this Lease are commercially reasonable and effectuate the intent and purpose of Lessor and Lessee with respect to the Premises.

37.  CORPORATE RESOLUTION

Corporate Resolution providing approval for those signing this Lease for Lessee is shown on Exhibit "E".

         LESSOR

By: /s/ GEORGE SABBAGH
   -------------------------------------          --------------------
   George Sabbagh                                          Date
   President, Mitchel George Corporation
   A General Partner of P&S Development

   -------------------------------------
   CORPORATE SEAL

By: /s/ VIC PELOQUIN
   -------------------------------------          --------------------
   Vic Peloquin                                            Date
   A General Partner of P&S Development

   -------------------------------------
   CORPORATE SEAL

         LESSEE

By: /s/ CARMINE T. OLIVA
   -------------------------------------          --------------------
   Carmine T. Oliva,                                       Date
   President and CEO
   Xcel Corporation

   -------------------------------------
   CORPORATE SEAL

By: /s/ BILL WONG
   -------------------------------------          --------------------
   Bill Wong, Assistant Secretary                          Date
   Xcel Corporation

                                   EXHIBIT "A"

                               OF LEASE AGREEMENT
                  BETWEEN P&S DEVELOPMENT AND XCEL CORPORATION

                         LEASE DATED SEPTEMBER 1, 1990

                      SITE PLAN AND DESIGNATED PARKING AREA

                               62,111 Square Feet

XCEL DESIGNATED PARKING STALLS

XCEL LEASE SPACE

SPACE AVAILABLE FOR USE BY THE LANDLORD FOR OTHER TENANTS. ACTUAL LAYOUT OF THIS SPACE WILL BE DETERMINED BY LANDLORD AT A FUTURE DATE. NO MORE THAN 6,000 SQ. FEET NOR MORE THAN 3 ROLL-UP DOORS MAY BE TAKEN BY LANDLORD.

                                    [Drawing]

                                   EXHIBIT "B"
                                   PAGE 1 of 2

                   OF LEASE AGREEMENT DATED SEPTEMBER 1, 1990

                  BETWEEN P&S DEVELOPMENT AND XCEL CORPORATION

SECURITY SYSTEM:

          1. One DMP 1812 Master Control Unit/Microprocessor w/Rechargeable Battery Backup, Low Voltage Transformer, and Digital Communicator.
          2. Six Digital Keypad Arming Stations w/Armed Loop and Status Lights, (#) Programmable Codes, Bypass, "Quick Alarm", Alarm Memory, and Other Features.
          3.      Four Heavy Duty Sirens For Audible Deterrent.
          4.      Ten Passive Infrared Motion Detectors.
          5.      Magnetically Contact Twenty-Seven Perimeter Openings.
          6.      Magnetically Contact Five Interior Openings.
          7.      Magnetically Contact One Roof Hatch.
          8.      Seven Glass Break Detectors.
          9.      Two Heavy Duty Power Suppliers.
         10.      Three P.I.V. Tamper Switches.
         11.      Two Water Flow Switches.
         12.      Twelve Manual Pull Stations.
         13.      One Annunciator System with Chime.

PAGING SYSTEM: Telecommunications System.

         1.       One (1) 60 Watt paging Amplifier.
         2.       Three (3) 15 Watt Paging Horns.
         3.       One (1) AM/FM Tuner.
         4.       Three (3) Ceiling Speakers.
         5.       One (1) Accessory Labor Hours.
         6.       Forty-Seven (47) Paging Watts Used.
         7.       Six (60) Paging Units Equipped.

PHONE SYSTEM: Telecommunications System USX 1240

          1.      Eight (8) Single Line Elec. Phones # 1000 SLT.
          2.      Forty-one (41) 10-Button Phones #1010 BTS.
          3.      Seven (7) 10-Button Speaker Phones #1010 SPK.
          4.      Two (2) 10-Button Speaker Phones #1015 SPK.
          5.      Two (2) 20-Button Speaker Phones #1020 LCD.
          6.      One (1) UST 1240 Console.
          7.      Eight (8) Port Electronic Station Cards.
          8.      Eight (8) Analog Station Cards.
          9.      Four (4) CO Trunk Cards.
         10.      One (1) UST 1240 Cabinet.
         11.      One (1) Loud Ringing Horn.
         12.      One (1) 2 Hour Full Battery Backup.
         13.      Sixty-one (61) Wired Standard Stations.
         14.      One (1) Remote Maintenance Modem.
         15.      Sixty (60) Electric Stations.
         16.      Sixteen (16) C.O. Trunks Equipped.
         17.      Seventy-Two Elec. Stations Capacity.
         18.      Eight (8) OPX (standard tele.) Lines Equipped.
         19.      One (1) UST 1250 Training Video.

                                   EXHIBIT "B"
                                   Page 2 of 2

WEIGHT EQUIPMENT:

         1.       One (1) 7400 5 Station Pro Master GYM.
         2.       One (1) 980 Bodyguard Club Cycle.
         3.       One (1) M 9.4 Precor Special Programmable "SP" Treadmill.
         4.       One (1) 423 Chrome Dumbbell Rack.
         5.       One (1) DP10-30-40 lb. Chrome Dumbbells.

                                   EXHIBIT "C"

                   OF LEASE AGREEMENT DATED SEPTEMBER 15, 1990
                  BETWEEN P&S DEVELOPMENT AND XCEL CORPORATION

                 COVENANT, CONDITIONS AND RESTRICTIONS (CC&R'S)

Lessee has received a full copy of the CC&R'S. Lessee agrees to abide by same.

                                   EXHIBIT "D"
                   OF LEASE AGREEMENT DATED SEPTEMBER 15, 1990

                  BETWEEN P&S DEVELOPMENT AND XCEL CORPORATION
                              RULES AND REGULATIONS

This set of Rules and Regulations applies to that industrial complex ("Project") located in the City of Ontario, County of San Bernardino, State of California.

In order to provide for the protection of the value and overall attractiveness of the Project and its individual Units, the use of the Project shall be restricted to, and in accordance with, the following provisions:

                                  OBSTRUCTIONS

         1. The sidewalks, entrances, passages and courts of the Project shall not be obstructed or used for any other purpose than ingress to and egress from the Units in the Project.

                              STATE OF MAINTENANCE

         2. Each owner shall keep his or her Unit, any Exclusive Use Common Area appurtenant to such Unit and the Project's Common Areas in a reasonably maintained condition.

                                WINDOW COVERINGS

         3. No shades, venetian blinds, awnings, or window guards shall be used in or about any Unit unless they have been approved in writing by the Lessor.

                         SIGNS AND EXTERIOR ATTACHMENTS

         4. No awning or radio or television aerial shall be attached to or hung from the exterior of any Unit without the prior written consent of the Lessor. Further, no sign, notice, advertisement, or illumination shall be displayed to the public view on or from any window, terrace, or other part of the Project without the prior written consent of the Lessor. A sign of reasonable dimensions and design advertising the property for sale, lease, or exchange may be displayed for Lessor benefit without Lessee approval.

                               ELECTRIC EQUIPMENT

         5. All machinery or other electrical equipment of any kind or nature installed or used in each Unit shall fully comply with all the rules, regulations, requirements, and recommendations of the local fire authorities and the insurance underwriters. No equipment shall be installed in the exterior of the Unit without approval from the Lessor. The Lessor shall not be liable for any damage or injury caused by any machinery or electrical equipment in the Lessor Unit.

                                     ANIMALS

         6. No bird, reptile, or animal shall be permitted, kept, or harbored in the Project unless it is expressly permitted in writing by the Landlord. That consent, if given, shall be revocable by the Landlord in its sole discretion and at any time.

                                     GARBAGE

         7. Refuse, garbage and trash shall be kept at all times in covered, sanitary containers designed for such purpose and located within enclosed areas or areas screened from view.

                                  WATER OUTLETS

         8. The Lessor's water closets and other water apparatus in their Units or the Common Areas shall not be used for any purpose other than those for which they were designed. Sweepings, rubbish, rags, toxic waste and other articles shall not be thrown into them. Any damage resulting from misuse of any water closets or other apparatus in a Unit or the Common Areas shall be repaired and paid for by the Lessee which causes such damage.

                                     ACCESS

         9. No vehicle belonging to a Lessee or Lessee's guest, tenant, or employee shall be parked in a manner that would impede or prevent ready access to any entrance to or exit from the Project by another vehicle.

                                   COMPLAINTS

         10. Complaints regarding the service of the Project shall be made in writing to the Lessor.

                                   AMENDMENTS

         11. These Rules and Regulations may be added to, amended or replaced at any time by the Lessor.

                      DECORATING EXCLUSIVE USE COMMON AREAS

         12. No Exclusive Use Common Area shall be enclosed, decorated, landscaped, or covered by any awning or other device without written consent of the Lessor.

                                   FLAMMABLES

         13. No Lessee or any of its guests, servants, employees, agents, visitors or licensees shall any time bring into or keep in the Owner's Unit any flammable, combustible, or explosive fluid, material, chemical, or substance, unless it is intended for normal use and also meets County, State and Federal environmental protection rules and regulations.

                                 ENTRUSTING KEYS

         14. If any key or keys are entrusted by a Lessee or by his agent, servant, employee, licensee, or visitor to an employee of the Association, whether for the Lessor's Unit or an automobile, trunk or other item or personal property, the entrusting of the key shall be at the sole risk of the Lessee and the Lessor shall not be liable for injury, loss, or damage of any nature whatsoever, directly, or indirectly resulting from or connected with that act. Lessor's non-liability includes loss or damage or property of non-faulting tenant to include items within the gated track area.

                                EXTERIOR LIGHTING

         15. The Lessor shall be empowered to establish reasonable hours in connection with the regulation of exterior lighting in the Project. Such regulated hours shall take into account the health, safety and business needs of the Lessees.

                            DESIGNATED PARKING PLACES

         16. The Lessor shall have the right to monitor, control and enforce the Parking Plan as set forth and described on Exhibit "A" attached hereto. In the event that a Lessee or its guests, servants, employees, agents or visitors park in a space that is in contravention of the Parking Plan, the Lessor shall take any reasonable action, including but not limited to, clearly identifying a particular Lessee's parking spaces, to assure that the Parking Plan is properly implemented. The Lessor shall be empowered with the right to impose reasonable fines on any Lessee in violation of this rule. In the event that the violating party is the guest, servant, employee, agent or visitor of a particular Lessee, that Lessee shall be the party responsible for paying any fines or penalties to the Lessor. Lessor may enforce the towing of vehicles if designated parking areas are marked.

                      RECREATIONAL VEHICLES AND MOTOR HOMES

         17. No Lessee, or their guests, servants, employees, agents, visitors or licensees shall park recreational vehicles or motorhomes within the Project or any public or private access road contiguous to the Project from the hours of 6:00 p.m. to 8:00 a.m.

                              COMMON AREA UTILITIES

         18. The Lessor is obligated to maintain and repair the Common Area utilities of the Project. In the event that such Common Area utilities need repairs which lead to the disruption of any such utilities, the Lessor shall use its best efforts to notify all Lessees of the Project of such disruption including applicable time periods.

                                 HAZARDOUS WASTE

         19. No hazardous waste shall be stores or discharged on the Project by any Lessee, guest, servants, employees, agents, visitors, or licensees, unless the Lessee has (i) obtained the prior written consent of the Lessor; and (ii) stores such waste in a reasonably safe manner. In the event that such hazardous waste storage by a Lessee causes the Lessor's insurance obligations to increase (including premiums and any deductible requirements), then such Lessee shall directly bear that cost. The Lessee shall be obligated to reimburse the Lessor for such expenditures. This assessment shall be in addition to the Lessee's pro rata share of regular assessments which are also the Lessee's responsibility.

                                 QUIET ENJOYMENT

         20. All Lessee's of the Project and their successors and assigns hereby covenant that they shall use and enjoy their Unit in a manner that is in cooperation with and consideration of the use and enjoyment of the other Lessees in the Project and their respective Units. No external horns, whistles, bells or other sound devices, except security devices used exclusively to protect the security of any portion or all of an Lessee Unit, or its contents, and except loudspeakers or intercom systems used to page employees or patrons of a commercial establishment shall be placed or used on any Unit. Objects which create or emit loud noises, vibrations or obnoxious odors shall not be located, used or placed on any portion of the Project. The Lessor shall be entitled to take any action to abate a nuisance, including without limitation, the right to enter into a Unit to exercise self-help.

                               LOADING OBSTRUCTION

         21. All loading and unloading of goods shall be done only at the times, in the areas and through the entrances designated for such purposes by Landlord.

                                    SHIPPING

         22. The delivery or shipping of merchandise, supplies and fixtures to and from the Leased Premises shall be subject to such rules and regulations as in the judgment of Lessor are necessary for the proper operation of the Leased Premises or of the Project generally.

                                    SIDEWALKS

         23. The outside sidewalks and loading areas immediately adjoining the Leased Premises shall be kept clean and free from dirt and rubbish by Lessee to the satisfaction of the Lessor, and Lessee shall not place or permit any obstructions or merchandise in such areas, except to the extent specifically permitted by the provisions of Lessee's Lease.

                                     LODGING

         24. Lessee shall not use, and shall not allow anyone else to use, the Leased Premises as a habitation. Such prohibition shall include, without limitation, sleeping, eating or bathing in the Leased Premises.

                                   ROOF ACCESS

         25. Lessee shall make no use of the roof without obtaining the consent of Lessor.

                                   EXHIBIT "E"

                              CORPORATE RESOLUTION

Lessee will provide Lessor with a copy of a corporate resolution indicating the acceptance of this Lease and the authority for the individuals signing of this Lease. Corporate resolution to be provided on or before October 20, 1990.

                                   EXHIBIT "F"

                                    WARRANTS

Attached is a copy of the proposed warrant to be issued in this Lease. The final warrant will replace this copy on or before October 1, 1990. Final warrant will have the same terns and conditions of said copy.

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, PLEDGED, HYPOTHECATED ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR, UPON DELIVERY BY THE HOLDER OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Void after 5:00 p.m. New York Time, on September 14, 1993. Warrant to Purchase up to 30,000 Shares of Common Stock.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                XCEL CORPORATION

                  This is to certify that, FOR VALUE RECEIVED, P&S DEVELOPMENT, a California general partnership having an address at c/o Azlon Corporation 4420 Miraloma Avenue, Suite M, Anaheim, CA 92807, or permitted assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from XCEL CORPORATION, a New Jersey corporation (the "Company"), at a price of Five Dollars ($5.00) per share (the "Exercise Price"), up to Thirty Thousand (30,000) shares of common stock, no par value, of the Company ("Common Stock") at any time and from time to time during the period commencing the date of issuance hereof, through and including 5:00 p.m. New York City Time, on September 14, 1993 (the "Expiration Date"). The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the Exercise Price in effect at any time and as adjusted from time to time is hereinafter referred to as the "Exercise Price."

                  (a) EXERCISE OF WARRANT. This Warrant, which may not be transferred except in compliance with the provisions of the Securities Act of 1933, as amended (the "Act"), may be exercised in whole, or in part, from time to time on or after the date of issuance hereof and until 5:00 p.m. Eastern time on the Expiration Date (unless earlier terminated as provided herein) or if such day is a day on which banking institutions in the State of New Jersey are authorized by law to close, then on the next succeeding day which shall not be such a day, by the presentation, surrender and cancellation hereof to the

Company at its principal officer, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or upon receipt by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

         (b) RESERVATION OF SHARES. The Company hereby agrees that at all times during the period that this Warrant may be exercised there shall be reserved for issuance and/or delivery upon exercise hereof such number of shares of its Common Stock as may be required for issuance and delivery upon such exercise.

         (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined by the Board of Directors of the Company.

         (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon due presentation and surrender hereof to the Company at its office or at the office of its stock transfer agent, if any, into other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant is not transferable unless such transfer is made in compliance with the provisions of the Act, as provided in Section (j) of this Warrant, and any applicable state securities or Blue Sky laws. Upon surrender of this Warrant to the Company at its office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon due presentation hereof to the Company at its office or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether of not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time be enforceable by anyone.

         (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

         (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any of the foregoing events shall occur.

                  (2) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of shares of Common stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (3) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least fifty cents ($0.50) in such price; provided, however, that any adjustments which by reason of this Subsection 3 are not required to be made shall be carried forward and calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, or reclassification or combination of Common Stock (excluding cash dividends) referred to hereinabove in this Section (f) hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock (including the Warrants).

                  (4) The Company may retain a firm of independent, certified public accountants of recognized standing selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (5) In the event that at any time, as a result of an adjustment made pursuant to Subsection 1 of this Section (f), the Holder of any Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections 1 to 2, inclusive, of this Section (f).

                  (6) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of Warrants, Warrants theretofore to thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

         (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) of this Warrant, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and the adjusted number of shares of Common Stock issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder at such holder's address set forth in the Company's Warrant Register.

         (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock (other than a regular cash dividend payable out of retained earnings) or (2) if there shall be effected any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in any such case, the Company shall cause to be mailed by certified mail to the holder, at least fifteen days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification or capital reorganization or other change of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of common stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made to that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive consolidations, mergers, sales or conveyances and to successive reclassifications, capital reorganizations and changes of shares of Common Stock. In the event that in connection with any transaction of the kind described above, additional shares of Common Stock shall be issued in exchange, conversion or substitution or payment in whole or in part for a security in the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

         (j) TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

                  (1) To a person who, in the opinion of counsel for the holder reasonably acceptable to the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (j) with respect to any subsequent resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; provided that the foregoing shall not apply to any such Warrant, Warrant Shares or other security as to which such Bolder shall have received an opinion letter from counsel to the Company as to the exemption thereof from the registration under the Act pursuant to Rule 144(k) under the Act; or

                  (2) To any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

         Each certificate for shares issued upon exercise of this Warrant shall bear a legend relating to the non-registered status of such shares under the Act, unless at the time of exercise of this Warrant such shares are subject to a currently effective registration statement under the Act.

         (k) LAW TO GOVERN. This Warrant shall be governed by and construed in accordance with the substantive laws of the State of New Jersey, without giving effect to conflict of laws principles.

         (l) ENTIRE AGREEMENT. This Warrant constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supercedes all prior and contemporaneous agreements and understandings, inducements or conditions whether express or implied, oral or written. Neither this Warrant nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Holder and the Company.

         (m) NOTICES. Except as otherwise provided in this Warrant, all notices, requests, demands and other communications required or permitted under this Warrant or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in the United States mails, certified or registered mail, return receipt requested, postage prepaid, if to the Holder at the address set forth on the first page hereof, if to the Company, at XCEL CORPORATION, 3100 New York Drive, Pasadena, California 91107, with a copy to Thomas P. Gallagher, Esq., St. John, Oberdorf, Williams, Edington & Curtin, One Gateway Center, Newark, New Jersey 07102.

         (n) SEVERABILITY. If any provision of this Warrant is prohibited by or is unlawful or unenforceable under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction be in effect to the extent of such prohibition without invalidating the remaining provisions hereof; provided, however, that any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction; and provided, further that where the provisions of any such applicable law may be waived, that they hereby are waived by the Company and the Holder to the full extent permitted by law and to the end that this Warrant shall be deemed to be a valid and binding agreement in accordance with its terms.

         IN WITNESS WHEREOF, the Company has duly executed this Warrant as of the date below.

Dated:   September 19, 1990

                                        XCEL CORPORATION

ATTEST:                                 By:    /s/  CARMINE T. OLIVA
       -------------------------             -------------------------------
                                             Carmine T. Oliva, President and
                                             Chief Executive Officer

[SEAL]

                                 PURCHASE FORM

                                                       Dated __________, 19_____

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of __________ in payment of the actual exercise price thereof.


                     ______________________________________

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name____________________________________________________________________________
                  (Please typewrite or print in block letters)

                    Signature______________________________

                             ______________________________

                FOR VALUE RECEIVED,______________________________
                    hereby sells, assigns and transfer unto

Name____________________________________________________________________________
                  (Please typewrite or print in block letters)

Address_________________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint __________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:__________, 19_____

                                        Signature ______________________________

Signature Guaranteed

_________________________

                                   ASSIGNMENT

                     TO Be Executed by the Registered Holder
                           in Order to Assign Warrants

FOR VALUE RECEIVED,______________________________________________________ hereby sells, assigns and transfers unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                    ________________________________________

                    ________________________________________

                    ________________________________________

                    ________________________________________
                     (please print or type name and address)

________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints____________________
________________________________________________________________________________
Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:_____________________________     X ______________________________________
                                                   Signature Guaranteed

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

NEITHER THIS WARRANT NOT THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR, UPON DELIVERY BY THE HOLDER OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Void after 5:00 p.m. New York Time, on September 14, 1993. Warrant to Purchase up to 30,000 Shares of Common Stock.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                XCEL CORPORATION

         This is to certify that, FOR VALUE RECEIVED, P&S DEVELOPMENT, a California general partnership having an address at c/o Azlon Corporation, 4420 Miraloma Avenue, Suite M, Anaheim, CA 92807, or permitted assigns ("Holder"), is entitled to purchase, subject to the provisions of this warrant, from XCEL CORPORATION, a New Jersey corporation (the "Company"), at a price of Five Dollars ($5.00) per share (the "Exercise Price"), up to Thirty Thousand (30,000) shares of common stock, no par value, of the Company ("Common Stock") at any time and from time to time during the period commencing the date of issuance hereof, through and including 5:00 p.m. New York City Time, on September 14, 1993 (the "Expiration Date"). The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the Exercise Price in effect at any time and as adjusted from time to time is hereinafter referred to as the "Exercise Price."

         (a) EXERCISE OF WARRANT. This Warrant, which may not be transferred except in compliance with the provisions of the Securities Act of 1933, as amended (the "Act"), may be exercised in whole, or in part, from time to time on or after the date of issuance hereof and until 5:00 p.m. Eastern time on the Expiration Date (unless earlier terminated as provided herein) or if such day is a day on which banking institutions in the State of New Jersey are authorized by law to close, then on the next succeeding day which shall not be such a day, by the presentation, surrender and cancellation hereof to the

Company at its office or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof . The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of, like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time be enforceable by anyone.

         (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

         (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date, of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any of the foregoing events shall occur.

                  (2) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (3) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least fifty cents ($0.50) in such price; provided, however, that any adjustments which by reason of this Subsection 3 are not required to be made shall be carried forward and calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, or reclassification or combination of Common Stock (excluding cash dividends) referred to hereinabove in this Section (f) hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock (including the Warrants).

                  (4) The Company may retain a firm of independent, certified public accountants of recognized standing selected by the Board of Directors (who my be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (5) In the event that at any time, as a result of an adjustment made pursuant to Subsection 1 of this Section (f), the Holder of any Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections 1 to 2, inclusive, of this Section (f).

                  (6) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of Warrants, Warrants theretofore to thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

         (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) of this Warrant, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and the adjusted number of shares of Common Stock issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder at such holder's address set forth in the Company's Warrant Register.

         (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock (other then a regular cash dividend payable out of retained earnings) or (2) if there shall be effected any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in any such case, the Company shall cause to be mailed by certified mail to the holder, at least fifteen days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification or capital reorganization or other change of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of common stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, charge, consolidation, merger, sale or conveyance.
Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive consolidations, mergers, sales or conveyances and to successive reclassifications, capital reorganizations and changes of shares of Common Stock. In the event that in connection with any transaction of the kind described above, additional shares of Common Stock shall be issued in exchange, conversion or substitution or payment in whole or in part for a security in the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

         (j) TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

                  (1) To a person who, in the opinion of counsel for the holder reasonably acceptable to the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (j) with respect to any subsequent resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; provided that the foregoing shall not apply to any such Warrant, Warrant Shares or other security as to which such holder shall have received an opinion letter from counsel to the Company as to the exemption thereof from the registration under the Act pursuant to Rule 144(k) under the Act; or

                  (2) To any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

         Each certificate for shares issued upon exercise of this Warrant shall bear a legend relating to the non-registered status of such shares under the Act, unless at the time of exercise of this Warrant such shares are subject to a currently effective registration statement under the Act.

         (k) LAW TO GOVERN. This Warrant shall be governed by and construed in accordance with the substantive laws of the State of New Jersey, without giving effect to conflict of laws principles.

         (l) ENTIRE AGREEMENT. This Warrant constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supercedes all prior and contemporaneous agreements and understandings, inducements or conditions whether express or implied, oral or written. Neither this Warrant nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Holder and the Company.

         (m) NOTICES. Except as otherwise provided in this Warrant, all notices, requests, demands and other communications required or permitted under this Warrant or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in the United States mails, certified or registered mail, return receipt requested, postage prepaid, if to the Holder at the address set forth on the first page hereof, if to the Company, at XCEL CORPORATION, New Jersey 07094, with a copy to Thomas P. Gallagher, Esq., St. John, Oberdorf, Williams, Edington & Curtin, One Gateway Center, Newark, New Jersey 07102.

         (n) SEVERABILITY. If any provision of this Warrant is prohibited by or is unlawful or unenforceable under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction be in effect to the extent of such prohibition without invalidating the remaining provisions hereof; provided, however, that any such prohibition in any jurisdiction shall not invalidate such provision in any other Jurisdiction; and provided, further that where the provisions of any such applicable law may be waived, that they hereby are waived by the Company and the Holder to the full extent permitted by law and to the end that this Warrant shall be deemed to be a valid and binding agreement in accordance with its terms.

         IN WITNESS WHEREOF, the Company has duly executed this Warrant as of the date below.

Dated:    September     , 1990

                                        XCEL CORPORATION

ATTEST:                                 By:
       ----------------------------          -----------------------------------
                                             Carmine T. Oliva, President and
                                             Chief Executive Officer

[SEAL]
1361X

                                 PURCHASE FORM

                                                       Dated __________, 19_____

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of __________ in payment of the actual exercise price thereof.

                     ______________________________________

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name ___________________________________________________________________________
                  (Please typewrite or print in block letters)

                 Signature ____________________________________

         FOR VALUE RECEIVED, ___________________________________________________
hereby sells, assigns and transfer unto

Name ___________________________________________________________________________
                  (Please typewrite or print in block letters)

Address ________________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of _______________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:__________, 19_____

                                             Signature__________________________

Signature Guaranteed

___________________________________

                                   ASSIGNMENT

                     TO Be Executed by the Registered Holder
                           in Order to Assign Warrants

FOR VALUE RECEIVED, _____________________________________________________ hereby sells, assigns and transfers unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                    ________________________________________

                    ________________________________________

                    ________________________________________
                     (please print or type name and address)

________________________________________ of the Warrants represented by this
Warrant Certificate, and hereby irrevocably constitutes and appoints
___________________________________________________________________
________________________________________________________________________________
Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:_____________________________     X_______________________________________
                                         Signature Guaranteed

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACT OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

                                   EXHIBIT "G"

                         BROKERAGE COMMISSION AGREEMENT

This Brokerage Commission Agreement dated as of this 24th day of September, 1990 by and among Azlon Corporation, a California corporation with principal offices located at 4420 East Miraloma Avenue, Suite M, Anaheim, California 92807 (hereinafter "Azlon"), P&S Development, a California General Partnership with principal offices located at 4420 East Miraloma Avenue, Suite M, Anaheim, California 92807 (hereinafter "P&S"), Coldwell Banker Commercial Real Estate Services, a division of Coldwell Banker Commercial Group, Inc., a Delaware Corporation (hereinafter "Coldwell"), William C. Johnston Associates, with principal offices located at 80 South Lake Avenue, Suite 508, Pasadena, California 91101 (hereinafter "Johnston"), and Xcel Corporation, a New Jersey Corporation with principal offices currently located at 3100 New York Drive, Pasadena, California 91107 (hereinafter "Xcel").

                                    RECITALS

         1. On May 30, 1990, Coldwell and Azlon executed an Exclusive Leasing Listing Agreement attached hereto as Exhibit "A", which included a schedule of lease commissions (hereinafter the "Listing Agreement").

         2. On or about August 24, 1990 Xcel and Azlon signed a proposal letter (the "Proposal") with respect to the leasing by Xcel of a 62,111 sq. ft. office, manufacturing and warehouse facility located at 4290 Brickell Avenue, Ontario, California (hereinafter the "Leased Premises"). Pursuant to the Proposal, Xcel agreed that it would assume any and all of Azlon's obligations pursuant to the Listing Agreement provided the terms and conditions of the Listing Agreement were modified in a manner satisfactory to Xcel.

         3. Xcel and P&S desire to execute a lease agreement for the Leased Premises (the "Lease Agreement") provided the parties hereto can reach an understanding with respect to the payment of brokerage commissions and other obligations originally created pursuant to the Listing Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the parties hereto agree as follows:

         1.0 Continuation of Listing Agreement. The parties hereto agree and acknowledge that the Listing Agreement shall be amended in accordance with the terms and conditions set forth herein solely as the Listing Agreement pertains to that 62,111 sq. ft. portion of the facility located at 4290 Brickell Avenue, Ontario, California that shall be leased to Xcel. Accordingly, the brokerage commissions and the rights and obligations of Azlon and Coldwell pertaining to that portion of the facility that is not being leased by Xcel shall continue to be governed, in all respects, by the terms of the Listing Agreement, to include the right of Coldwell and Johnston to receive a commission from P&S for the sale of the building to Xcel as per the Listing Agreement and Commission Schedule, less any unamortized commissions received pursuant to this Agreement.

         2.0 Statement as to Identity of Brokers. The parties hereto agree and acknowledge that the only persons or entities entitled to the payment of commissions in connection with the leasing of the Leased Premises is Coldwell and Johnston. No third party has any oral or written agreement or understanding whatsoever with any of the parties hereto with respect to the payment of a commission in connection with leasing of the Leased Premises.

         3.0 Amendments to Listing Agreement.

         A. Commissions. The Schedule of Lease Commissions in the Listing Agreement is hereby amended and shall now be as follows:

         (i) Initial 6 Month Term. (9/15/90 to 3/14/91) 6% of the Total Rent as defined in Section 4.1.1 of the Lease Agreement (hereinafter "Total Rent") shall be paid in full within 14 days of the signing of the Lease Agreement between Xcel and P&S.

         (ii) First Option Term. (3/15/91 to 9/14/95) 6% of the Total Rent during the First Option Term shall be paid in 10 quarterly installments commencing on March 15, 1991 and ending on June 15, 1993.

         (iii) Second Option Term. (9/15/95 to 9/14/00) 3-1/2% of the Total Rent during the Second Option Term shall be paid on September 15, 1995.

         (iv) Third Option Term. (9/15/00 to 9/14/05) 2-1/2% of the Total Rent during the Third Option Term shall be paid on September 15, 2000.

         (v) Fourth Option Term. (9/14/05 to 9/14/10) 2-1/2% of the Total Rent during the Fourth Option Term shall be paid on September 15, 2005.

                  The parties hereto agree and acknowledge that no commissions with respect to any of the options referenced above will be due and payable unless and until an option is exercised.

         B. Payment to Johnston. Coldwell hereby agrees and acknowledges that Johnston and Coldwell shall each be entitled to one-half of the commissions being paid pursuant to this Agreement. Coldwell and Johnston will be paid by P&S within three (3) working days from the date of receipt of payment by Xcel.

         C. Responsibility for Commissions for the Initial 6 Month Term and the First Option Term.

         (i) Notwithstanding the terms and conditions of the Listing Agreement, the parties hereto agree and acknowledge that the payment of commissions for the leasing of the Leased Premises, for the Initial 6 Month Term and the First Option Term, shall be the sole responsibility and obligation of Xcel but that P&S shall administer, without liability and with full indemnification from other parties hereto, on behalf of the parties hereto, the payment of commissions, for the Initial 6 Month Term and the First Option Term, to Coldwell and Johnston. Accordingly, Xcel hereby agrees to pay the required commission payments, for the Initial 6 Month Term and the First Option Term, directly to P&S in accordance with the schedule set forth above and P&S will thereupon promptly, but in no event later than 3 business days after receipt from Xcel, mail such payment to Coldwell and Johnston.

         (ii) The obligation of Xcel to make commission payments, for the Initial 6 Month Term and the First Option Term, shall be incorporated into the Lease Agreement and shall be deemed an additional obligation by Xcel as Lessee of the Leased Premises. In the event that Xcel does not make a commission payment required to be paid pursuant to the terms of this Agreement, for the Initial 6 Month Term and the First Option Term, within 20 days of its required due date hereunder, such non-payment shall be deemed an Event of Default under the Lease Agreement and P&S shall use commercially reasonable judgment in pursuing its rights and remedies, and based on such judgment may institute an action or actions pursuant to such rights. In the event that Xcel does not make a commission payment for the Initial 6 Month Term and the First Option Term, and said commissions are not able to be recovered through the remedies of the Lease, neither Azlon nor P&S nor any of their shareholders, partners, officers, directors, employees or agents shall have any obligation whatsoever to make such payment.

         (iii) Priority of payments received from Xcel for the Initial 6 Month Term and the First Option Term: The parties hereto expressly agree and acknowledge that all monies paid to P&S by Xcel shall be first used and credited to P&S for any payments, fees, expenses (to include any and all attor-
         ney fees or other expenses used for the collection of commissions or other actions related to the enforcement of the lease) or other amounts due and owing P&S pursuant to the terms of the Lease Agreement. The remainder of those monies collected from Xcel will be applied to the payment of brokerage commissions due and owing hereunder.

         D. Responsibility for Commissions for the Second, Third and Fourth Option Terms.

         (i) The parties hereto agree and acknowledge that the payment of commissions for the leasing of the Leased Premises for the Second, Third and Fourth Option Terms shall continue to be governed by the terms and provisions of the Listing Agreement and accordingly shall remain the sole responsibility and obligation of P&S. Accordingly, P&S hereby agrees to pay the required commission payments for the Second, Third and Fourth Option Terms in accordance with the schedule set forth above.

         (ii) Notwithstanding the terms and conditions of the Lease Agreement, P&S and Xcel hereby agree that Xcel shall be obligated to pay an amount equal to the commission payments that shall be due and owing with respect to the Second, Third and Fourth Option Terms at least five (5) business days prior to their due date in accordance with the schedule set forth above. In the event that Xcel does not make such payments as required pursuant to this subparagraph, such non-payment shall be deemed an Event of Default under the Lease Agreement and P&S shall be entitled to pursue all of its rights and remedies as set forth in the Lease Agreement. The obligation of P&S to make the commission payments with respect to the Second, Third and Fourth Option Terms shall remain notwithstanding the failure of Xcel to make its payments required pursuant to this subparagraph; provided, however, and notwithstanding the provisions of the Lease Agreement, Xcel shall not be entitled to exercise the Second, Third and Fourth Options, unless and until it has paid the payments required to be made pursuant to this subparagraph.

         4.0 Continuation of Listing Agreement. The parties hereto agree and acknowledge that the obligation to pay commission payments pursuant to this Agreement shall not be terminated by any of the parties hereto notwithstanding
(i) the sale of the entire facility by P&S to a party other than Xcel, (ii) the sale of substantially all of the assets of Xcel, (iii) the merger or reor-ganization of Xcel, (iv) the sale of a majority of the outstanding capital stock of Xcel, (v) the dissolution of P&S or (vi) the sale of the partnership interests in P&S.

         5.0 Amendments to Lease Agreement. In the event that the Lease Agreement is amended such that the amount of the leased space decreases or increases, the commissions due and owing hereunder shall be increased or decreased proportionately.

         6.0 Entire Agreement. The parties hereto expressly agree and acknowledge that with respect to the payment of commissions for the Leased Premises, this Agreement constitutes the entire agreement of the parties hereto and supersedes all prior agreements, discussions and understanding among the parties.

         7.0 Governing Law. The parties hereto agree and acknowledge that the interpretation of this Agreement shall be construed under the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written:

COLDWELL BANKER COMMERCIAL REAL ESTATE SERVICES

By: /s/ Larry Melin                                    Dated: 10/5/90
    -----------------------------------------                -------------------
   Larry Melin, Resident General Manager

P&S DEVELOPMENT, a California General Partnership

By: /s/ Vic Peloquin                                   Dated: 10-16-90
    -----------------------------------------                -------------------
   Vic Peloquin, General Partner

By: /s/ George Sabbagh                                 Dated:
    -----------------------------------------                -------------------
   George Sabbagh, President
   Mitchel George Corporation,
   a General Partner of P&S Development

WILLIAM C. JOHNSTON ASSOCIATES

By: /s/ William C. Johnston                            Dated: 10/4/90
    -----------------------------------------                -------------------
   William C. Johnston D B A

XCEL CORPORATION

By: /s/ Carmine T. Oliva                               Dated: 10/9/90
    -----------------------------------------                -------------------
   Carmine T. Oliva, President
   and Chief Executive Officer